[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                      VANGUARD(R) VARIABLE INSURANCE FUND
                         SHORT-TERM CORPORATE PORTFOLIO
                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 28, 2002


As of June 2002, Gregory S. Nassour has joined Robert F. Auwaerter as a Portfolio Manager for Vanguard Variable Insurance Fund - Short-Term Corporate Portfolio. Mr. Nassour has worked in investment management since 1992 and has been with Vanguard's Fixed Income Group since 1994. Mr. Nassour earned his B.S. at West Chester University and his M.B.A. at St. Joseph's University.

     The Portfolio's investment objective, strategies, and policies remain unchanged.
























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